                                                                   Exhibit 4.1

                            (FACE OF CERTIFICATE)



                                    (LOGO)

NUMBER                 INCORPORATED UNDER THE LAWS OF THE              SHARES
                              STATE OF DELAWARE
CU
                                 COMMON STOCK

                                                                SEE REVERSE FOR
                           PLY-GEM INDUSTRIES, INC.         CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                          CUSIP  729416 10 7





is the owner of

  fully paid and non-assessable shares of the Common Stock ($.25 par value) of
                           PLY-GEM INDUSTRIES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and the amendments thereto (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents and agrees to be bound. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated                              (SEAL)


           /s/  Stanford Zeisel                        /s/ Jeffrey S. Silverman
                     Secretary                                        Chairman


Countersigned and Registered
     HARRIS TRUST COMPANY OF NEW YORK
            Transfer Agent and Registrar

By

                    Authorized Signature
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                           (REVERSE OF CERTIFICATE)



        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common           UNIF GIFT MIN ACT-.......Custodian.....
TEN ENT -as tenants by the entireties                     (Cust)         (Minor)
JT TEN  -as joint tenants with right of                   under Uniform Gifts
         survivorship and not as tenants                  to Minors Act .......
         in common                                                      (State)

   Additional abbreviations may also be used though not in the above list.


                           PLY-GEM INDUSTRIES, INC.

        The Corporation will furnish without charge to each stockholder who so requests, a full statement of the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or to the Transfer Agent.

        For Value Received, ______________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
         OF ASSIGNEE
_____________________________


______________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________________


                                          ____________________________________
                                          NOTICE: THE SIGNATURE TO THIS
                                                  ASSIGNMENT MUST CORRESPOND
                                                  WITH THE NAME AS WRITTEN UPON
                                                  THE FACE OF THE CERTIFICATE
                                                  IN EVERY PARTICULAR, WITHOUT
                                                  ALTERATION OR ENLARGEMENT
                                                  OR ANY CHANGE WHATEVER.